UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2025

PINNACLE FINANCIAL PARTNERS, INC.
(Exact name of registrant as specified in charter)

Tennessee	001-39309	62-1812853
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

21 Platform Way South , Suite 2300, Nashville, Tennessee 37203
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:  (615) 744-3700

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of Each Class	Trading Symbol	Name of Exchange on which Registered
Common Stock par value $1.00	PNFP	The Nasdaq Stock Market LLC
Depositary Shares (each representing a 1/40th interest in a share of 6.75% Fixed-Rate Non-Cumulative Perpetual Preferred Stock, Series B)	PNFPP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01    Other Events.

As previously disclosed, on July 24, 2025, Pinnacle Financial Partners, Inc. (“Pinnacle”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among Pinnacle, Synovus Financial Corp. (“Synovus”) and Steel Newco Inc., a newly formed Georgia corporation jointly owned by Pinnacle and Synovus (“Newco”). Pursuant to the Merger Agreement, and upon the terms and subject to the conditions set forth therein, Pinnacle and Synovus will each simultaneously merge with and into Newco (such mergers, collectively, the “Merger”), with Newco continuing as the surviving corporation in the Merger and named Pinnacle Financial Partners, Inc. The Merger Agreement provides that the number of directors that will comprise the full board of directors of Newco will be fifteen, eight of which will be members of the board of directors of Pinnacle as of immediately prior to the effective time of the Merger (the “Effective Time”), and seven of which will be members of the board of directors of Synovus as of immediately prior to the Effective Time.

On December 1, 2025, Pinnacle and Synovus issued a press release announcing the anticipated members of the board of directors of Newco as of the Effective Time. Pinnacle and Synovus have designated M. Terry Turner, Kevin S. Blair, Tim E. Bentsen, Robert A. McCabe, Jr., Abney S. Boxley III, Gregory L. Burns, Pedro Cherry, Thomas C. Farnsworth III, David B. Ingram, John H. Irby, Decosta E. Jenkins, Gregory Montana, Barry L. Storey, G. Kennedy Thompson and Teresa White as the anticipated members of the Newco board of directors as of the Effective Time, with M. Terry Turner expected to serve as non-executive chair and Tim E. Bentsen expected to serve as lead independent director.

A copy of the joint press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits

(d)    Exhibits

Exhibit Number	Description
99.1	Joint Informational Presentation of Pinnacle Financial Partners, Inc. and Synovus Financial Corp., dated December 1, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                        PINNACLE FINANCIAL PARTNERS, INC.

                        By: /s/ Harold R. Carpenter
                    Name: Harold R. Carpenter
                         Title:    Executive Vice President and Chief Financial Officer

Date:    December 1, 2025